EXHIBIT 10.45

                                OPTION AGREEMENT

         Agreement  dated as of December 9, 1997  between  NUWAVE  Technologies,
Inc.,  a  Delaware   corporation  (the  "Company"),   and   Lippert/Heilshorn  &
Associates, Inc. ("LHA") (the "Option Agreement").

                              Preliminary Statement

         This Option Agreement sets forth the terms pursuant to which LHA shall have the right to purchase from the Company (the "Option") a total of 30,000 shares of common stock of the Company, $.01 par value (the "Common Stock"). This Option Agreement is entered into pursuant to the NUWAVE Technologies, Inc. 1996 Stock Incentive Plan For Employees and Consultants (the "Plan"), a copy of which has previously been delivered to LHA. The Option is a Non-qualified Option as defined in the Plan.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Option Agreement agree as follows:

         1. Definitions. As used in this Option Agreement, the following terms shall have the following respective meanings:

              (a) Act shall mean the Securities Act of 1933, as amended.

              (b) Exercise Period shall mean the period between June 9, 1998 and December 9, 2000.

              (c) Expiration Date, with respect to any Optioned Shares, shall mean 5 p.m. Eastern Standard Time on December 9, 2000.

              (d) Optioned Stock or Optioned Shares shall mean the shares of Common Stock of the Company which LHA may purchase pursuant to the terms of this Option Agreement.

              (e)  Purchase  Price  shall  mean  $5.61 for each  share of Common
Stock.

              (f) SEC shall mean the Securities and Exchange Commission.

         2. Grant of Option to LHA. Simultaneously with the execution and delivery of this Option Agreement, LHA is granted the Option to purchase the Optioned Stock for the Purchase Price, upon the terms and conditions set forth in this Option Agreement.

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         3. Exercise of Option. The Option provided for in this Option Agreement may be exercised in accordance with its terms, but only by LHA and only with respect to any Optioned Shares. It may be exercised in whole or in part from time to time during the Exercise Period. No fractional shares of Common Stock will be issued. LHA may exercise this purchase right by giving written notice of such exercise at the general corporate offices of the Company located at One Passaic Avenue, Fairfield, New Jersey 07004 (or at such other agency or office of the Company as it may designate by notice in writing to LHA) and by payment to the Company of the Purchase Price in cash or by check for each Optioned Share being purchased. In the event of any exercise of the Options provided for in this Option Agreement, certificates for the shares of Common Stock so purchased, registered in the name of the person entitled to receive the same, shall be delivered to LHA within a reasonable time, not exceeding ten days after the Option shall have been so exercised. The entity in whose name any certificates for shares of Common Stock is issued upon exercise of any Option shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Option was exercised and payment of the Purchase Price made, irrespective of the date of delivery of such certificate, except that, if the date of such exercise and payment is a date when the stock transfer books of the Company are closed, such entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         4. Adjustment of Number of Optioned Shares.

              (a) If, at any time after the date of this Option Agreement, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Purchase Price shall be appropriately decreased and the number of shares of Optioned Stock thereafter issuable on exercise of the Option shall be increased in proportion to such increase in outstanding shares.

              (b) If, at any time after the date of this Option Agreement, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Purchase Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Option shall be decreased in proportion to such decrease in outstanding shares.

         5. Representations, Warranties and Agreements of LHA with respect to registration of the sale of the Optioned Stock. If at the time LHA elects to exercise this Option, the issuance of the underlying shares of Optioned Stock has not been registered under the Act, LHA agrees that such Optioned Stock may only be issued if such issuance is a transaction exempt from the registration requirements of the Act and that the Optioned Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Act or the transaction is exempt from registration. If the transaction is not exempt from the provisions of the Act, in connection with any such sale, LHA also agrees that the issuance of all or any portion of the


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Optioned Stock or its transfer, as the case may be, is subject to the receipt by the Company at the time of its issuance or transfer of an opinion of its counsel that the issuance of such shares is exempt from registration pursuant to an exemption provided for in the Act, and that the Company will not be liable for any damages incurred by LHA in the event such an opinion cannot reasonably be obtained.

         6. This Option Agreement shall not entitle LHA to any voting rights or other rights as a stockholder of the Company.

         7. Legends. Unless issued pursuant to an effective registration statement filed pursuant to the provisions of the Act, all stock certificates representing Optioned Stock issued to LHA shall have affixed thereto a legend substantially in the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE SALE, TRANSFER,
         ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN OPTION AGREEMENT FOR THE PURCHASE OF
         RESTRICTED STOCK BETWEEN NUWAVE TECHNOLOGIES, INC. AND LIPPERT/HEILSHORN & ASSOCIATES, INC. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF NUWAVE TECHNOLOGIES, INC."

         8. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by air courier or first class or certified mail addressed as follows:

         If to LHA:           Lippert/Heilshorn & Associates
                              800 Third Avenue
                              Suite 1701
                              New York, New York 10022


         If to the Company:   NUWAVE Technologies, Inc.
                              One Passaic Avenue
                              Fairfield, New Jersey 07004
                              Attn:  President

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or to such  other  address  as the party to whom  notice is to be given may have furnished to the other party in writing in accordance herewith. All notices and other communications given to any party hereto in accordance with the provisions of this Option Agreement shall be deemed to have been given on the date of delivery if personally delivered; on the business day after the date when sent if sent by air courier; and on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked direction from such party.

         9. Governing Law. This Option Agreement shall be governed by, and construed in accordance with, (a) the laws of the State of New Jersey applicable to contracts made and to be performed wholly therein and (b) the laws of the State of Delaware applicable to corporations organized under the laws of such state.

         10. Entire Agreement. This Option Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previously written or oral negotiations, commitments, representations and agreements.

         11. Counterparts. This Option Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         12. Amendments. This Option Agreement, or any provisions hereof, may not be amended, changed or modified without the prior written consent of each of the parties hereto.



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

         IN WITNESS WHEREOF, the parties hereto have caused this Option Agreement to be executed and delivered as of the date first above written.


                                       NUWAVE TECHNOLOGIES, INC.



                                       By: /s/ Gerald Zarin
                                          ----------------------------
                                          Name:  Gerald Zarin
                                          Title: President


ACCEPTED AND AGREED TO:

LIPPERT/HEILSHORN & ASSOCIATES, INC.



By: /s/ Keith L. Lippert
    --------------------------------
    Name:  Keith L. Lippert
    Title: President